UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period :	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

Putnam Tax Exempt Income Fund

Annual report
9 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAEX

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 17

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

November 10, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. Because the income from municipal bonds is generally exempt from federal income tax, these bonds can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Putnam Tax Exempt Income Fund takes an active investment approach

Municipal bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

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Source: Putnam, as of 9/30/17. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Source: Moody’s, U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017). Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the reporting period?

During the early months of the reporting period, municipal bonds struggled, as slowing mutual fund demand and record new issuance weighed on performance. We believe the uncertainty around U.S. income tax policy changes for individuals and corporations was an additional headwind for the asset class following the U.S. presidential election.

From January through the close of the reporting period on September 30, 2017, investor sentiment generally improved — helping municipal bonds generate a year-to-date total return of 4.66% as measured by the Bloomberg Barclays Municipal Bond Index [the benchmark]. The pace of new issuance was generally light, especially during the third quarter of 2017 when issuance fell 23% from levels seen in the same three-month period in 2016. As such, demand outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.]

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Top 10 state allocations are shown as a percentage of the fund’s net assets as of 9/30/17. Investments in Puerto Rico represented 0.01% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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Viewed in a longer-term context, spreads were at or close to the narrowest point since the credit crisis during much of the reporting period. That said, overall credit fundamentals remained stable, supply/demand dynamics were favorable, and defaults remain low and isolated.

On June 14, 2017, the Federal Reserve announced its second interest-rate hike of 2017 and third since the reporting period began. In its assessment of inflation, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Municipal bonds, along with other rate-sensitive investments, rallied following these more dovish statements.

In September, Fed chair Janet Yellen’s comments at the Fed’s policy meeting were somewhat more hawkish, although the Fed left interest rates unchanged. The central bank signaled that, despite recent low levels of inflation, it expected one more rate increase by year-end, and envisioned three more increases in 2018. The Fed also reaffirmed its commitment to begin in October reducing its balance sheet, which includes over $4 trillion in U.S. Treasury bonds and mortgage-backed securities that it purchased in the years following the 2008 financial crisis.

Against this backdrop, municipal bonds outperformed Treasuries, and shorter-term municipal bonds outperformed intermediate- and long-maturity municipal bonds.

How did the fund perform?

For the 12 months ended September 30, 2017, the fund edged out its benchmark and outperformed its Lipper peer group average.

What was your investment approach?

During the period, the municipal bond yield curve steepened. We maintained an overweight exposure to lower-rated investment-grade municipal bonds and placed greater focus on higher education, essential service utilities, and continuing-care retirement community bonds relative to the fund’s Lipper group.

We also maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. This underweight exposure added to performance during the period. Puerto Rico was devastated by the recent hurricanes, which makes its current economic and financial situation even more difficult and could further challenge the debt restructuring process.

Turning to the economic backdrop in Illinois, on July 6, 2017, the Illinois legislature overrode the governor’s veto of a new budget plan, which included a major income tax increase. After a two-year impasse, we believe the 2018 fiscal-year budget may help relieve some pressure from the credit agencies, which had warned that Illinois’ credit rating was in jeopardy of falling into junk bond status. While challenges remained, investors welcomed news of the override and a balanced budget. Illinois municipal debt rallied, which aided the fund’s performance during the period, as the portfolio had an overweight position in the State of Illinois and City of Chicago credits.

While the State of New Jersey also faces large unfunded pension liabilities, S&P Global Ratings revised its outlook for the state in August 2017 from negative to stable after the legislature approved a plan to allocate revenues from the state’s lottery to its pension fund. At period-end, all three major rating agencies had a stable outlook for New Jersey.

As a result of some strategic investment decisions, the fund experienced higher-than-normal turnover for the period. Following the November 2016 U.S. presidential election, prices

Tax Exempt Income Fund 7

of municipal bonds declined and their yields rose, along with other rate-sensitive investments. The sell-off was due to investor concerns that President Trump’s pro-growth agenda might lead to improved growth, higher deficits, and possibly an uptick in inflation. We took advantage of the sell-off to add what we viewed as stable credits at attractive prices to improve the portfolio’s overall positioning.

What is your outlook as 2017 comes to a close?

We anticipate steady improvement in the U.S. economic backdrop and see evidence of a continued, synchronous pickup in the global economic environment. From a fiscal policy perspective, the market appears to be focused on how much stimulus might come from the new administration, and how those initiatives may affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster, or conversely, tighten more slowly if fiscal policy proves less stimulative.

At period-end, the markets were pricing in the strong likelihood of a Fed rate hike of a quarter percentage point in December 2017.

Republican leaders released a broad framework of a tax plan just before the close of the period, which included major changes to the tax code. While the recently released Tax Cut and Jobs Act seeks to eliminate some individual tax breaks, it left the municipal bond tax exemption intact. We do not believe changes in tax rates will materially affect demand for municipal bonds from individuals.

Looking ahead, we will be closely monitoring the evolution of the tax plan. It is still in the early stages of discussion with many details that still need to be hashed out, including how to pay for the cuts. We also will be following the debt ceiling debate; a budget resolution for the next fiscal year; and confirmation of President Trump’s nomination of Jerome Powell as the next Federal Reserve chair, as Janet Yellen’s current term is due to expire in February 2018.

As always, we will continue to rely on in-depth research to evaluate new and existing holdings for attractive income and return potential.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/31/76)
Before sales charge	6.40%	51.06%	4.21%	14.71%	2.78%	9.42%	3.05%	0.88%
After sales charge	6.30	45.02	3.79	10.12	1.95	5.04	1.65	–3.16
Class B (1/4/93)
Before CDSC	6.22	43.90	3.71	11.12	2.13	7.35	2.39	0.24
After CDSC	6.22	43.90	3.71	9.22	1.78	4.41	1.45	–4.63
Class C (7/26/99)
Before CDSC	5.55	39.63	3.39	10.26	1.97	6.97	2.27	0.09
After CDSC	5.55	39.63	3.39	10.26	1.97	6.97	2.27	–0.89
Class M (2/16/95)
Before sales charge	6.00	46.87	3.92	13.04	2.48	8.58	2.78	0.59
After sales charge	5.92	42.10	3.58	9.37	1.81	5.05	1.66	–2.68
Class Y (1/2/08)
Net asset value	6.46	54.55	4.45	15.92	3.00	10.23	3.30	1.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Tax Exempt Income Fund

Comparative index returns For periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	—*	55.59%	4.52%	15.96%	3.01%	9.87%	3.19%	0.87%
Lipper General & Insured
Municipal Debt Funds	5.77%	48.17	3.99	14.91	2.80	9.21	2.97	0.49
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 257, 225, 204, 155, and 9 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,390 and $13,963, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,210. A $10,000 investment in the fund’s class Y shares would have been valued at $15,455.

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Fund price and distribution information For the 12-month period ended 9/30/17

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income[1]	$0.299992		$0.245630	$0.232593	$0.275518		$0.318455
Capital gains[2]	—		—	—	—		—
Total	$0.299992		$0.245630	$0.232593	$0.275518		$0.318455
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
9/30/16	$8.86	$9.23	$8.86	$8.88	$8.89	$9.19	$8.88
9/30/17	8.63	8.99	8.63	8.65	8.66	8.95	8.65
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[3]	3.24%	3.11%	2.60%	2.44%	2.94%	2.84%	3.45%
Taxable equivalent[4]	5.72	5.49	4.59	4.31	5.19	5.02	6.10
Current 30-day
SEC yield[5]	N/A	1.74	1.18	1.03	N/A	1.48	2.03
Taxable equivalent[4]	N/A	3.07	2.08	1.82	N/A	2.61	3.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/16	0.77%	1.40%	1.55%	1.05%	0.55%
Annualized expense ratio for the six-month
period ended 9/30/17*†	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Excludes one-time merger-related costs.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/17 to 9/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.82	$7.02	$7.78	$5.25	$2.70
Ending value (after expenses)	$1,033.20	$1,029.90	$1,029.10	$1,031.60	$1,034.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/17, use the following calculation method. To find the value of your investment on 4/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69
Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data

Tax Exempt Income Fund 15

included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Tax Exempt Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 Tax Exempt Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least January 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and

Tax Exempt Income Fund 19

distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd

20 Tax Exempt Income Fund

in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 262, 230 and 205 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the

Tax Exempt Income Fund 21

fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2017

24 Tax Exempt Income Fund

The fund’s portfolio 9/30/17

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGC Assured Guaranty Corp.	GNMA Coll. Government National Mortgage
AGM Assured Guaranty Municipal Corporation	Association Collateralized
AMBAC AMBAC Indemnity Corporation	MAC Municipal Assurance Corporation
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FGIC Financial Guaranty Insurance Company	Q-SBLF Qualified School Board Loan Fund
FHL Banks Coll. Federal Home Loan Banks	U.S. Govt. Coll. U.S. Government Collateralized
System Collateralized	VRDN Variable Rate Demand Notes, which are floating-
FHLMC Coll. Federal Home Loan Mortgage	rate securities with long-term maturities that carry
Corporation Collateralized	coupons that reset and are payable upon demand
FNMA Coll. Federal National Mortgage	either daily, weekly or monthly. The rate shown is the
Association Collateralized	current interest rate at the close of the reporting
FRB Floating Rate Bonds: the rate shown is the current	period. Rates are set by remarketing agents and may
interest rate at the close of the reporting period. Rates	take into consideration market supply and demand,
may be subject to a cap or floor.	credit quality and the current SIFMA Municipal Swap
FRN Floating Rate Notes: the rate shown is the current	Index rate, which was 0.94% as of the close of the
interest rate or yield at the close of the reporting period.	reporting period
Rates may be subject to a cap or floor.

MUNICIPAL BONDS AND NOTES (99.1%)*	Rating**	Principal amount	Value
Alabama (1.0%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds (Cullman
Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Ba1	$1,750,000	$1,824,025
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB–	1,000,000	1,201,570
Jefferson, Cnty. Rev. Bonds (Warrants)
5.00%, 9/15/34	AA	2,575,000	2,982,236
5.00%, 9/15/33	AA	350,000	407,225
Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	3,500,000	3,827,460
			10,242,516
Arizona (4.7%)
AZ Game & Fish Dept. and Comm. Rev. Bonds (AGF
Administration Bldg.), 5.00%, 7/1/21	A2	500,000	509,410
AZ School Fac. Board COP, U.S. Govt. Coll., 5.75%,
9/1/22 (Prerefunded 9/1/18)	Aa3	1,000,000	1,043,060
AZ State COP, Ser. A, AGM, 5.00%, 10/1/29	AA	500,000	536,410
AZ State Hlth. Fac. Auth. Rev. Bonds (Scottsdale
Hlth. Care), 5.00%, 12/1/28	A2	500,000	580,765
AZ State Hlth. Fac. Auth. Hlth. Care Ed. Rev. Bonds
(Kirksville College), 5.125%, 1/1/30	A–	750,000	804,248
AZ State Sports & Tourism Auth. Rev. Bonds (Multi-
Purpose Stadium Fac.), Ser. A, 5.00%, 7/1/30	A1	500,000	544,355
AZ State U. Nanotechnology Research, LLC Lease
Rev. Bonds (AZ State U. Research Park Lease), Ser. A,
AGC, 5.00%, 3/1/34	AA	500,000	521,330

Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Casa Grande, G.O. Bonds, Ser. B, 4.00%, 8/1/27	AA–	$250,000	$279,745
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F	D/P	2,850,000	8,519
Central AZ State Wtr. Conservation Dist. Rev. Bonds
(Wtr. Delivery Operation & Maintenance (O&M)),
5.00%, 1/1/36	AA+	640,000	740,947
El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	250,000	278,500
Flagstaff, G.O. Bonds
Ser. B, 5.00%, 7/1/21	Aa2	200,000	226,250
4.00%, 7/1/27	Aa2	100,000	113,055
Gilbert, Pub. Facs. Rev. Bonds
5.00%, 7/1/20	Aa1	250,000	274,925
5.00%, 7/1/18	Aa1	500,000	514,980
Glendale, Excise Tax Rev. Bonds
5.00%, 7/1/31 ##	AA	2,100,000	2,515,191
5.00%, 7/1/30	AA	300,000	361,311
Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5.125%, 5/15/40	A	4,500,000	4,873,455
(John C. Lincoln Hlth. Network), 5.00%, 12/1/42
(Prerefunded 12/1/17)	AAA/P	500,000	503,325
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	A/F	3,500,000	3,902,885
Goodyear Cmnty., Fac. Utils. G.O. Bonds (Dist. No. 1),
4.00%, 7/15/21	A1	150,000	162,759
Goodyear, Wtr. & Swr. Rev. Bonds, AGM,
5.50%, 7/1/41	AA	500,000	565,325
Lake Havasu City, Waste Wtr. Syst. Rev. Bonds,
Ser. B, AGM, 5.00%, 7/1/43	AA	250,000	281,735
Maricopa Cnty. & Phoenix, Indl. Dev. Auth. Mtge.
Rev. Bonds (Single Fam.), Ser. A-2, GNMA Coll., FNMA
Coll., FHLMC Coll., 5.80%, 7/1/40	Aaa	30,000	30,110
Maricopa Cnty., G.O. Bonds
(Unified School Dist. No. 60 Higley School
Impt.), Ser. C, U.S. Govt. Coll., 5.00%, 7/1/27
(Prerefunded 7/1/18)	A1	1,000,000	1,029,810
(Unified School Dist. No. 89 Dysart), 5.00%, 7/1/25	A+	500,000	597,670
(Unified School Dist. No. 60 Higley School Impt.),
Ser. C, AGM, 4.00%, 7/1/33	AA	150,000	161,217
(Unified School Dist. No. 89 Dysart), BAM,
4.00%, 7/1/27	AA	550,000	626,940
Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds
(Banner Hlth.), Ser. A, 5.00%, 1/1/41 ##	AA–	2,000,000	2,303,640
(Banner Hlth. Oblig. Group), Ser. A, 5.00%, 1/1/35	AA–	500,000	583,705
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	250,000	271,548
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	350,000	358,659
Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6.00%, 7/1/39	A	750,000	805,988

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Maricopa Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24) (Waste Mgt., Inc.),
3.375%, 12/1/31	A–2	$250,000	$259,665
Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	4,350,000	4,657,110
(Southern CA Edl. Co.), Ser. A, 5.00%, 6/1/35	Aa3	650,000	701,682
Northern AZ U. Rev. Bonds
5.00%, 6/1/36	A1	450,000	496,746
5.00%, 6/1/34	A1	250,000	283,365
Peoria, Dev. Auth. Inc. Rev. Bonds, 5.00%, 7/1/23	AA+	500,000	579,095
Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A1	500,000	543,765
Phoenix, Civic Impt. Corp. Dist. Rev. Bonds (Civic
Plaza), Ser. B, FGIC, NATL, 5.50%, 7/1/43	Aa2	1,000,000	1,333,360
Phoenix, Civic Impt. Corp. Waste Wtr. Syst. Rev.
Bonds, 5.50%, 7/1/24	AAA	500,000	516,980
Phoenix, Civic Impt. Corp. Wtr. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/39 (Prerefunded 7/1/19)	AAA	500,000	534,585
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,000,000	1,063,400
(Great Hearts Academies), Ser. A, 5.00%, 7/1/36	BBB–	150,000	161,463
(Choice Academies, Inc.), 4.875%, 9/1/22	BB+	150,000	159,995
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	235,000	248,033
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds (BASIS
Schools, Inc.)
5.00%, 7/1/35	BB	100,000	104,630
Ser. A, 5.00%, 7/1/35	BB	150,000	156,644
Pima Cnty., G.O. Bonds (Unified School Dist. No. 6),
MAC, 4.00%, 7/1/28	AA	200,000	223,686
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Providence
Day School, Inc.), 5.125%, 12/1/40	BBB+	500,000	523,480
Queen Creek, Excise Tax & State Shared Rev. Rev.
Bonds, 5.00%, 8/1/31	AA	500,000	594,530
Salt River, Rev. Bonds (Agricultural Impt. & Pwr. Dist.
Elec. Syst.), Ser. A, 5.00%, 12/1/45	Aa1	500,000	576,845
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	1,900,000	2,365,557
5.00%, 12/1/37	Baa1	500,000	611,075
Student & Academic Svcs., LLC Rev. Bonds
(Northern AZ Cap. Fac. Fin. Corp.), BAM,
5.00%, 6/1/25	AA	200,000	234,652
Sundance Cmnty., Fac. Dist. G.O. Bonds, MAC,
4.00%, 7/15/24	AA	250,000	273,583
Tempe, Rev. Bonds (Excise Tax), 5.00%, 7/1/31	AAA	250,000	297,513
U. Med. Ctr. Corp. Hosp. Rev. Bonds, FHL Banks Coll.,
FHLMC Coll., FNMA Coll., U.S. Govt. Coll., 5.00%,
7/1/20 (Escrowed to Maturity)	AAA/P	250,000	274,713
U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	500,000	545,690
6.25%, 7/1/29 (Prerefunded 7/1/19)	AAA/P	500,000	543,540

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Arizona cont.
U. of AZ Board of Regents Syst. Rev. Bonds (Green
Bond), Ser. A, 5.00%, 7/1/41	AA	$200,000	$232,856
Vistancia, Cmnty. Fac. Dist. G.O. Bonds,
5.00%, 7/15/26	A1	250,000	276,143
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med. Ctr.)
Ser. A, 5.25%, 8/1/33	Baa1	100,000	109,979
5.00%, 8/1/34	Baa1	300,000	332,946
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	265,000	271,355
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds (Yuma Regl.
Med. Ctr.), Ser. A, 5.25%, 8/1/32	A–	400,000	455,440
			47,455,873
California (7.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	BBB+/F	1,300,000	1,405,157
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco
Bay Area Sub. Toll Bridge), Ser. S-7, 4.00%, 4/1/32	AA–	5,615,000	6,158,644
CA Muni. Fin. Auth. Rev. Bonds (Biola U.), 5.875%,
10/1/34 (Prerefunded 10/1/18)	Baa1	1,500,000	1,573,095
CA State G.O. Bonds
5.50%, 3/1/40	Aa3	10,300,000	11,310,533
5.00%, 11/1/47	Aa3	5,000,000	5,854,550
4.00%, 11/1/32	Aa3	7,000,000	7,694,260
CA State Dept. of Wtr. Resources Rev. Bonds (Central
Valley), Ser. AE, 5.00%, 12/1/29	AAA	175,000	179,410
CA State Edl. Fac. Auth. Rev. Bonds (Pacific U.),
Ser. A, 5.00%, 11/1/30	A2	750,000	839,865
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,500,000	1,615,170
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,839,247
CA State Pub. Wks. Board Rev. Bonds (Capital
Projects), Ser. A, 5.00%, 4/1/29	A1	3,605,000	4,115,973
CA State U. Rev. Bonds (Systemwide), Ser. A,
5.00%, 11/1/38	Aa2	3,885,000	4,612,971
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	688,929
AGM, 5.00%, 11/15/44	AA	1,500,000	1,693,995
Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5.00%, 9/1/35	A–	585,000	649,602
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-1, 5.00%, 6/1/28	BBB	1,500,000	1,785,990
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), 5.00%, 5/15/30	AA	2,000,000	2,295,440
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	2,250,000	3,216,240
Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds, Ser. A, 5.00%, 8/1/40	Aa3	1,000,000	1,158,980
Riverside Cnty., Asset Leasing Corp. Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A1	4,000,000	3,299,200

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
California cont.
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/22	A	$7,500,000	$6,648,075
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox),
5.00%, 3/1/25	A3	630,000	692,950
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta Wtr.
Supply), Ser. A, 6.25%, 10/1/40	A	1,375,000	1,680,951
			71,009,227
Colorado (1.9%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	Baa2	650,000	741,631
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.25%, 6/1/22	Baa2	290,000	290,690
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/45	Baa1	2,000,000	2,171,980
(Valley View Hosp. Assn.), 5.00%, 5/15/45	A–	1,000,000	1,100,190
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	BBB+/F	1,000,000	1,080,440
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society),
5.00%, 6/1/47	BBB	700,000	772,128
Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,267,342
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21) (Sr. Libor Index), Ser. B, 1.877%, 9/1/39	A3	1,000,000	1,015,870
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	13,000,000	7,098,650
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/47	A	1,675,000	1,725,769
Park Creek, Metro. Dist. Tax Allocation Bonds (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	BBB/F	225,000	242,962
Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	825,443
			19,333,095
Connecticut (0.4%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds
(2/3/20) (Yale U.), Ser. A, 1.30%, 7/1/48	VMIG1	2,500,000	2,502,275
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,500,000	1,625,805
			4,128,080
Delaware (0.4%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	1,700,000	1,842,936
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,000,000	2,086,060
			3,928,996
District of Columbia (3.3%)
DC G.O. Bonds
Ser. D, 5.00%, 6/1/41	Aa1	7,180,000	8,423,002
Ser. C, 5.00%, 6/1/38	Aa1	2,000,000	2,306,320

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
District of Columbia cont.
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	$2,955,000	$3,191,725
(Howard U.), Ser. A, U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)	AAA/P	45,000	53,138
(Kipp Charter School), 6.00%, 7/1/33	BBB+	950,000	1,104,755
DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5.00%, 2/1/25	A2	1,035,000	1,038,478
DC U. Rev. Bonds (Gallaudet U.)
5.50%, 4/1/41	A+	2,000,000	2,242,320
5.50%, 4/1/34	A+	1,000,000	1,125,130
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. B
5.00%, 10/1/37	AA+	3,135,000	3,643,027
5.00%, 10/1/35	AA+	5,000,000	5,845,450
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	4,689,300
			33,662,645
Florida (3.7%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	4,000,000	4,350,720
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	890,000	914,448
FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr. Supply), Ser. A, 5.00%, 10/1/31	A2	495,000	511,835
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,480,738
Lakeland, Hosp. Syst. Rev. Bonds (Lakeland
Regl. Hlth.)
5.00%, 11/15/45	A2	1,735,000	1,916,030
5.00%, 11/15/40	A2	2,175,000	2,415,033
Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	1,060,000	1,088,832
Miami-Dade Cnty., Rev. Bonds (Tran. Syst. Sales
Surtax), 5.00%, 7/1/42	AA	3,000,000	3,353,400
Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/41	A2	5,000,000	5,452,150
Ser. A, 5.00%, 10/1/38	A	1,750,000	1,974,595
5.00%, 10/1/28	A2	500,000	581,850
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/44	A2	1,000,000	1,110,930
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,800,000	1,972,944
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts
Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	5,000,000	5,719,400
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	535,186
Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.20%, 10/1/22	AA–	3,405,000	3,542,017
			37,920,108

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Georgia (3.3%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5.00%, 1/1/35	Aa3	$2,000,000	$2,154,800
Atlanta, Wtr. & Waste Wtr. Rev. Bonds
5.00%, 11/1/43	Aa2	2,750,000	3,172,620
5.00%, 11/1/40	Aa2	4,860,000	5,628,512
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19) (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A3	2,000,000	1,998,160
Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6.25%, 10/1/18
(Escrowed to maturity)	AA+	130,000	133,051
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic
Assn.), Ser. A, 5.00%, 10/1/42	A2	2,250,000	2,535,098
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	2,085,000	2,206,326
5.00%, 3/1/37	BBB–/F	450,000	485,955
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. S, 5.50%, 8/15/54	AA–	1,825,000	2,142,915
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	1,000,000	1,138,570
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/36	A	4,000,000	4,568,160
Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A,
5.50%, 9/15/21	BBB+	370,000	421,511
Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U., Inc.),
7.00%, 6/15/39 (Prerefunded 6/15/18)	AAA/P	2,450,000	2,552,067
Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,913,140
			33,050,885
Guam (0.3%)
Territory of GU, Govt. Hotel Occupancy Tax Rev.
Bonds, Ser. A, 6.00%, 11/1/26	A–	250,000	283,553
Territory of GU, Govt. Ltd. Oblig. Rev. Bonds (Section
30), Ser. A, 5.75%, 12/1/34 (Prerefunded 12/1/19)	BBB+	1,000,000	1,099,470
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40	A–	300,000	318,870
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5.50%, 10/1/40	Baa2	100,000	105,203
5.00%, 10/1/34	Baa2	200,000	208,514
AGM, 5.00%, 10/1/30	AA	500,000	557,105
			2,572,715
Idaho (0.7%)
ID State Hsg. & Fin. Assn. Rev. Bonds (Garvee),
4.00%, 7/15/30	A2	7,000,000	7,402,360
			7,402,360
Illinois (5.6%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	2,880,000	3,343,018
Ser. B-2, 5.50%, 1/1/37	BBB+	6,000,000	6,521,460
Ser. A, 5.25%, 1/1/33	BBB+	1,200,000	1,275,276

Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B	$3,500,000	$3,472,560
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	A	1,000,000	882,020
(School Reform), Ser. A, NATL, zero %, 12/1/18	A	3,125,000	3,033,000
Chicago, Motor Fuel Tax Rev. Bonds, AGM
5.00%, 1/1/33	AA	1,000,000	1,071,260
5.00%, 1/1/30	AA	200,000	216,570
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A	265,000	298,194
Ser. A, U.S. Govt. Coll., 5.75%, 1/1/39
(Prerefunded 1/1/21)	AAA/P	1,385,000	1,583,955
Ser. D, 5.00%, 1/1/42	A	650,000	729,131
Ser. F, 5.00%, 1/1/40	A2	3,700,000	3,956,669
Ser. G, 5.00%, 1/1/37	A	600,000	679,134
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	3,000,000	3,222,420
(2nd Lien), 5.00%, 1/1/39	A	2,720,000	2,937,437
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/29	A	1,750,000	2,023,280
AGM, 5.00%, 11/1/25	AA	1,695,000	1,760,393
IL Fin. Auth. Rev. Bonds (Rush U. Med. Ctr.)
Ser. B, U.S. Govt. Coll., 7.25%, 11/1/38
(Prerefunded 11/1/18)	Aaa	2,520,000	2,687,252
Ser. C, U.S. Govt. Coll., 6.625%, 11/1/39
(Prerefunded 5/1/19)	Aaa	1,075,000	1,168,170
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,250,000	1,317,075
5.00%, 1/1/41	Baa3	700,000	734,657
5.00%, 11/1/36	Baa3	3,000,000	3,186,480
5.00%, 11/1/34	Baa3	1,000,000	1,067,620
5.00%, 2/1/28	Baa3	2,350,000	2,590,969
5.00%, 8/1/21	Baa3	2,250,000	2,440,328
IL State Fin. Auth. Rev. Bonds (Riverside Hlth. Syst.
Oblig. Group), 4.00%, 11/15/31	A+	500,000	516,985
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds (Green Bond), Ser. E, 5.00%, 12/1/29	AA+	1,580,000	1,871,731
Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	2,150,000	2,434,187
			57,021,231
Indiana (1.1%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A3	6,150,000	6,946,241
IN State Fin. Auth. VRDN, Ser. A-2, 0.90%, 2/1/37	VMIG1	2,400,000	2,400,000
IN State Fin. Auth. Econ. Dev.
Mandatory Put Bonds (12/1/17) (Republic Svcs.,
Inc.) Ser. A, 1.15%, 5/1/34	A–2	670,000	669,839
Mandatory Put Bonds (12/1/17) (Republic Svcs.,
Inc.) Ser. B, 1.00%, 5/1/28	A–2	300,000	299,928
IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler U.),
Ser. B, 5.00%, 2/1/27	A–	935,000	1,049,883
			11,365,891

32 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Iowa (0.1%)
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	$750,000	$749,978
			749,978
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	A/F	2,900,000	3,068,838
			3,068,838
Kentucky (1.3%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,400,000	1,585,290
KY State Property & Bldg. Comm. Rev. Bonds
(Project No. 117), Ser. B
5.00%, 5/1/29	A1	850,000	990,590
5.00%, 5/1/28	A1	565,000	665,141
Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	855,000	867,192
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds (Norton Healthcare, Inc.), Ser. A
5.00%, 10/1/30	A–	1,135,000	1,320,947
4.00%, 10/1/34	A–	5,000,000	5,156,400
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/31	A+	415,000	463,978
5.00%, 7/1/30	A+	1,000,000	1,121,250
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	1,000,000	1,069,060
			13,239,848
Louisiana (0.3%)
LA State Pub. Fac. Auth. Rev. Bonds (Ochsner Clinic
Foundation), 5.00%, 5/15/47	A3	1,075,000	1,182,704
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	1,200,000	1,363,668
			2,546,372
Maryland (0.5%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	1,100,000	1,176,879
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	1,250,000	1,360,238
(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/39	A	2,750,000	3,011,333
			5,548,450
Massachusetts (5.2%)
MA State G.O. Bonds
Ser. J, 5.00%, 12/1/37	Aa1	5,750,000	6,796,328
Ser. E, 4.00%, 4/1/46	Aa1	5,000,000	5,227,300
Ser. G, 4.00%, 9/1/42	Aa1	2,245,000	2,358,328
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	6,750,000	7,196,715
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	920,000	1,045,286
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	1,340,000	1,431,897

Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	AAA/P	$110,000	$118,931
(Berklee College of Music), 5.25%, 10/1/41	A2	5,500,000	6,196,465
(Wheelock College), Ser. C, 5.25%, 10/1/29	BBB	3,300,000	3,307,557
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,105,680
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,000,000	2,276,640
(Caregroup), Ser. I, 5.00%, 7/1/37	A3	650,000	734,364
(Suffolk U.), 5.00%, 7/1/36	Baa2	750,000	858,158
(Suffolk U.), 5.00%, 7/1/35	Baa2	250,000	286,953
(Suffolk U.), 5.00%, 7/1/34	Baa2	700,000	806,001
MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.70%, 1/1/31	AA	2,415,000	2,531,789
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	2,600,000	2,842,268
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.10%, 12/1/30	Aa2	1,130,000	1,184,986
MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	4,420,000	5,173,610
			52,479,256
Michigan (9.3%)
Allendale, Pub. School Dist. G.O. Bonds, Q-SBLF,
5.00%, 5/1/23	AA–	250,000	292,128
Belding Area School G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/40	AA–	300,000	339,498
Berkley, School Dist. G.O. Bonds (School Bldg. &
Site), Q-SBLF, 5.00%, 5/1/31	AA–	250,000	290,463
Caledonia Cmnty., Schools G.O. Bonds, Q-SBLF
5.00%, 5/1/39	AA–	1,000,000	1,102,240
5.00%, 5/1/29	AA–	415,000	472,432
Central MI U. Rev. Bonds, 5.00%, 10/1/34	Aa3	500,000	577,675
Chippewa, Valley School G.O. Bonds, Ser. A, Q-SBLF
5.00%, 5/1/35	Aa1	775,000	881,865
5.00%, 5/1/34	Aa1	250,000	285,433
Dearborn, School Dist. Bldg. & Site G.O. Bonds,
Ser. A, Q-SBLF, 5.00%, 5/1/30	Aa1	330,000	371,095
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	77,500	75,959
Detroit, City School Dist. G.O. Bonds
Ser. C, FGIC, Q-SBLF, 5.25%, 5/1/25	Aa1	455,000	513,431
(School Bldg. & Site), Ser. A, Q-SBLF, 5.00%, 5/1/31	Aa1	1,000,000	1,104,290
Detroit, Downtown Dev. Auth. Tax Increment
Tax Alloc. Bonds (Dev. Area No. 1), Ser. A, NATL,
4.75%, 7/1/25	A	1,315,000	1,332,490
Detroit, Wtr. & Swr. Dept. Disp. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/32	A3	2,000,000	2,205,360
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B
AGM, 6.25%, 7/1/36	AA	5,000	5,395
AGM, U.S. Govt. Coll., 6.25%, 7/1/36
(Prerefunded 7/1/19)	AA	600,000	653,886

34 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Flat Rock, Cmnty. School Dist. G.O. Bonds
(School Bldg. & Site), AGM, Q-SBLF, 5.00%, 5/1/22
(Prerefunded 5/1/18)	Aa1	$800,000	$818,616
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.)
7.50%, 7/1/39	Ba1	150,000	165,725
7.375%, 7/1/35	Ba1	1,250,000	1,383,213
Genesee Cnty., Wtr. Supply Syst. G.O. Bonds
BAM, 5.375%, 11/1/38	AA	500,000	572,715
BAM, 5.25%, 2/1/40	AA	200,000	226,724
(Wtr. Supply Syst.), Ser. B, BAM, 5.00%, 2/1/33	AA	250,000	284,618
Grand Rapids, Rev. Bonds (Sanitation Swr. Syst.)
5.00%, 1/1/37	Aa1	300,000	333,519
5.00%, 1/1/35	Aa1	1,000,000	1,132,540
Grand Rapids, Wtr. Supply Syst. Rev. Bonds,
5.00%, 1/1/41	Aa2	400,000	456,460
Grand Valley, State U. Rev. Bonds
(MI State U.), Ser. A, U.S. Govt. Coll., 5.00%, 12/1/32	A1	250,000	288,085
Ser. B, 5.00%, 12/1/29	A+	410,000	474,194
Ser. B, 5.00%, 12/1/28	A+	250,000	291,273
Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	7,780,000	8,658,362
Holland, Elec. Util. Syst. Rev. Bonds, Ser. A,
5.00%, 7/1/39	AA	1,000,000	1,109,590
Holland, School Dist. G.O. Bonds, AGM,
5.00%, 5/1/29	AA	1,000,000	1,158,640
Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds
(Bronson Hosp.), Ser. A, AGM, 5.00%, 5/15/26	AA	2,000,000	2,043,640
(Bronson Healthcare Group), 4.00%, 5/15/31	A2	500,000	524,520
Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A
5.25%, 11/1/31	A2	250,000	284,608
5.25%, 11/1/30	A2	3,000,000	3,429,720
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), 5.625%, 11/15/32	BBB–/F	350,000	377,720
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	2,250,000	2,369,385
Kentwood, Pub. School G.O. Bonds (School Bldg. &
Site), 5.00%, 5/1/41	AA–	250,000	284,523
Lansing, Board of Wtr. & Ltg. Util. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/37	Aa3	1,000,000	1,106,540
Lansing, School Dist. G.O. Bonds (School Bldg. &
Site), Ser. I, Q-SBLF
5.00%, 5/1/41	AA–	225,000	251,406
5.00%, 5/1/27	AA–	500,000	597,235
Lincoln, Cons. School Dist. G.O. Bonds, Ser. A, AGM,
Q-SBLF, 5.00%, 5/1/40	AA	200,000	225,216
Livonia, Pub. School Dist. Bldg. & Site G.O. Bonds,
Ser. I, AGM, 5.00%, 5/1/36	AA	500,000	552,080
Livonia, Pub. School Dist. G.O. Bonds, AGM,
5.00%, 5/1/45	AA	200,000	223,630

Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Marquette, Board of Light & Pwr. Elec. Util. Syst. Rev.
Bonds, Ser. A
5.00%, 7/1/24	A	$400,000	$470,104
5.00%, 7/1/18	A	310,000	318,770
MI Higher Ed. Fac. Auth. Rev. Bonds
(Alma College), 5.25%, 6/1/33
(Prerefunded 6/1/18)	Baa1	1,000,000	1,027,850
(Kalamazoo College), U.S. Govt. Coll., 5.00%,
12/1/33 (Prerefunded 12/1/17)	AAA/P	500,000	503,245
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5.00%, 1/1/27	A2	700,000	760,907
MI State Bldg. Auth. Rev. Bonds (Fac. Program), Ser. I
6.00%, 10/15/38 Prerefunded 10/15/18
(Prerefunded 10/15/18)	AAA/P	725,000	761,859
6.00%, 10/15/38	Aa2	65,000	68,201
U.S. Govt. Coll., 6.00%, 10/15/38
(Prerefunded 10/15/18)	AAA/P	1,000,000	1,050,840
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	2,750,000	3,064,600
(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/42	A1	1,590,000	1,767,651
(Henry Ford Hlth. Syst.), 5.00%, 11/15/41	A	600,000	667,230
Ser. H-1, 5.00%, 10/1/39	AA–	5,250,000	5,803,403
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	400,000	447,860
(Local Govt. Loan Program Pub. Ltg. Auth.), Ser. B,
5.00%, 7/1/34	A–	500,000	540,935
(Holland Cmnty. Hosp.), Ser. A, 5.00%, 1/1/34	A+	750,000	846,533
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	270,000	300,645
Ser. H-1, 5.00%, 10/1/30	AA–	500,000	566,715
(MidMichigan Hlth.), 5.00%, 6/1/30	A1	500,000	576,245
(Clean Wtr. Revolving Fund), 5.00%, 10/1/29	AAA	500,000	610,940
(Detroit), Ser. C-3, 5.00%, 4/1/26	A2	1,000,000	1,165,290
(Detroit), Ser. C-3, 5.00%, 4/1/24	A2	500,000	576,120
Ser. 25-A, 5.00%, 11/1/22	Aa3	125,000	139,686
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	850,000	893,172
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds (College for
Creative Studies), 5.00%, 12/1/45	BBB+	250,000	264,983
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6.125%, 6/1/39 (Prerefunded 6/1/19)	AA+	3,500,000	3,792,880
(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/31	A1	290,000	291,233
(Sparrow Hlth. Oblig. Group), U.S. Govt Coll.,
5.00%, 11/15/31 (Prerefunded 11/15/17)	AAA/P	710,000	713,380
(Ascension Hlth.), Ser. B, 5.00%, 11/15/25	AA+	1,000,000	1,078,950
MI State Hsg. Dev. Auth. Rev. Bonds
(Rental Hsg.), Ser. A, 4.625%, 10/1/39	AA	225,000	239,114
(Rental Hsg.), Ser. A, 4.45%, 10/1/34	AA	100,000	106,019
3.95%, 12/1/40	AA+	475,000	484,187
(Rental Hsg.), Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,081,616

36 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
5.75%, 11/15/33	BBB+/F	$500,000	$508,070
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,500,000	1,780,215
(MI House of Representatives Fac.), Ser. A, AGC,
5.25%, 10/15/21 (Prerefunded 10/15/18)	Aa2	1,500,000	1,565,520
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	1,500,000	1,773,075
(Evangelical Homes of MI), 5.25%, 6/1/32	BB+/F	400,000	413,992
(Cadillac Place Office Bldg.), 5.25%, 10/15/26	Aa2	750,000	858,090
MI State U. Rev. Bonds
Ser. A, 5.00%, 8/15/38	Aa1	500,000	568,970
Ser. C, 5.00%, 8/15/18	Aa1	1,000,000	1,034,510
Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5.00%, 12/1/26	AA	1,000,000	1,025,000
Oakland Cnty., Bldg. Auth. Rev. Bonds,
3.00%, 11/1/17	Aaa	600,000	601,014
Oakland U. Rev. Bonds
5.00%, 3/1/39	A1	2,000,000	2,230,420
5.00%, 3/1/37	A1	500,000	553,655
Ser. A, 5.00%, 3/1/33	A1	500,000	559,395
5.00%, 3/1/32	A1	130,000	147,490
Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I,
5.00%, 5/1/36	AA–	250,000	285,733
Roseville, School Dist. G.O. Bonds, Q-SBLF,
5.00%, 5/1/31	AA–	250,000	291,210
Saginaw Valley State U. Rev. Bonds, Ser. A
5.00%, 7/1/35	A1	300,000	340,401
5.00%, 7/1/32	A1	200,000	229,894
Saginaw, Hosp. Fin. Auth. Rev. Bonds (Convenant
Med. Ctr.), Ser. H, 5.00%, 7/1/30	A+	1,000,000	1,081,650
South Haven, Pub. School Bldg. & Site G.O. Bonds,
Ser. A, BAM, 5.00%, 5/1/29	AA	575,000	669,260
Star Intl. Academy Rev. Bonds (Pub. School
Academy), 5.00%, 3/1/33	BBB	400,000	415,256
Sturgis Pub. School Dist. G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/27	AA–	325,000	381,501
Thornapple Kellogg, School Dist. G.O. Bonds,
Q-SBLF, 5.00%, 5/1/32	Aa1	250,000	284,275
Troy, City School Dist. Bldg. & Site G.O. Bonds,
Q-SBLF, 5.00%, 5/1/28	AA	500,000	576,155
U. of MI Rev. Bonds, Ser. A, 5.00%, 4/1/39	Aaa	500,000	567,445
Warren, Cons. School Dist. G.O. Bonds, Ser. A,
Q-SBLF, 5.00%, 5/1/35	AA–	350,000	396,925
Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit
Metro. Arpt.)
FGIC, NATL, 5.00%, 12/1/25	A	1,000,000	1,006,210
Ser. C, 5.00%, 12/1/22	A2	1,000,000	1,105,680

Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Wayne St. U. Rev. Bonds
AGM, 5.00%, 11/15/25	Aa3	$415,000	$431,774
AGM, U.S. Govt. Coll., 5.00%, 11/15/25
(Prerefunded 11/15/18)	Aa3	335,000	350,068
West Ottawa, Pub. School Bldg. & Site Dist. G.O.
Bonds, Ser. I, 5.00%, 5/1/35	Aa2	150,000	168,450
Western MI U. Rev. Bonds, 5.25%, 11/15/30	A1	200,000	234,228
Wyandotte, Elec. Rev. Bonds, Ser. A, BAM,
5.00%, 10/1/44	AA	300,000	320,142
Ypsilanti, School Dist. G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/32	AA–	250,000	285,128
			94,150,101
Minnesota (0.6%)
Douglas Cnty., Gross Hlth. Care Fac. Rev.
Bonds (Douglas Cnty. Hosp.), 6.25%, 7/1/38
(Prerefunded 7/1/18)	AAA/P	1,035,000	1,075,023
Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.85%, 11/15/35	VMIG1	400,000	400,000
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Carleton College)
4.00%, 3/1/36	Aa2	400,000	434,288
4.00%, 3/1/35	Aa2	1,000,000	1,090,010
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev.
Bonds (Fairview Hlth. Svcs. Oblig. Group), Ser. A,
5.00%, 11/15/33	A+	1,510,000	1,773,223
St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds (Gerdau St. Paul Steel Mill), Ser. 7,
4.50%, 10/1/37	BBB–	1,500,000	1,361,745
			6,134,289
Mississippi (1.0%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5.875%, 4/1/22	BBB+	1,865,000	1,870,446
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.)
Ser. E, 0.91%, 12/1/30	VMIG1	6,600,000	6,600,000
Ser. A, 0.87%, 12/1/30	VMIG1	1,720,000	1,720,000
			10,190,446
Missouri (0.2%)
MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood), Ser. A,
5.00%, 6/1/37	A	2,000,000	2,208,440
			2,208,440
Nevada (1.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,300,000	1,488,357
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5.00%, 8/1/20	BBB	755,000	800,036
Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.98%, 6/1/42	VMIG1	9,685,000	9,685,000
			11,973,393

38 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
New Hampshire (0.7%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	$625,000	$670,850
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,500,000	1,679,085
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	4,500,000	4,969,485
			7,319,420
New Jersey (4.6%)
Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	1,300,000	1,470,833
NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	3,840,000	4,151,885
(School Fac. Construction), Ser. AA,
5.25%, 12/15/33	Baa1	3,660,000	3,751,207
(School Fac. Construction), Ser. AA, 5.25%,
12/15/33 (Prerefunded 6/15/19)	Baa1	385,000	411,965
Ser. B, 5.00%, 11/1/26	Baa1	5,400,000	6,146,712
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. B, 5.60%, 11/1/34	A1	2,000,000	2,166,320
Ser. D, 4.875%, 11/1/29	A1	1,100,000	1,194,270
NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	2,250,000	2,387,880
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38
(Prerefunded 7/1/18)	Baa3	3,000,000	3,125,490
(Hackensack Meridian Hlth.), Ser. A, 5.00%, 7/1/35	A+	2,500,000	2,901,300
NJ State Tpk. Auth. Rev. Bonds, Ser. E, 5.25%, 1/1/40
(Prerefunded 1/1/19)	A+	3,000,000	3,157,230
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.)
Ser. A, 6.00%, 6/15/35	Baa1	3,000,000	3,354,090
Ser. C, AMBAC, zero %, 12/15/24	Baa1	8,760,000	6,886,586
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	4,750,000	5,198,068
			46,303,836
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds (AZ Pub. Svc.
Co.), Ser. B, 4.70%, 9/1/24	A2	4,500,000	4,806,585
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/32	BBB–	2,155,000	2,266,263
			7,072,848
New York (9.6%)
Hudson, Yards Infrastructure Corp. Rev. Bonds,
Ser. A, 5.75%, 2/15/47	Aa3	1,195,000	1,358,572
Metro. Trans. Auth. Rev. Bonds, Ser. D-1,
5.00%, 11/15/39	AA–	3,360,000	3,854,894
Metro. Trans. Auth. Dedicated Tax Fund FRN
Mandatory Put Bonds (6/1/22), Ser. A-2A,
1.39%, 11/1/26	AA	5,200,000	5,188,664
Metro. Trans. Auth. Dedicated Tax Fund Rev. Bonds,
Ser. A, 5.50%, 11/15/39 (Prerefunded 11/15/18)	AAA/P	175,000	183,902

Tax Exempt Income Fund 39

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
New York cont.
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	$5,480,000	$5,833,076
NY City, G.O. Bonds, Ser. B-1, 5.00%, 10/1/36 ##	Aa2	5,000,000	5,934,000
NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5.00%, 1/1/23	BBB	300,000	300,777
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
(2nd Gen. Resolution)
5.00%, 6/15/46	Aa1	2,000,000	2,299,800
Ser. CC-1, 5.00%, 6/15/46	Aa1	5,000,000	5,768,800
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/39	AAA	3,500,000	4,040,190
(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	3,710,000	4,291,505
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/40	Aa2	5,000,000	5,705,850
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6.00%, 7/1/20	Aa2	10,900,000	12,013,108
(City U.), Ser. A, 5.75%, 7/1/18	Aa2	2,780,000	2,878,495
(State U. Edl. Fac.), Ser. A, 5.50%, 5/15/19	Aa2	15,000,000	15,617,850
Ser. 15B-B, 5.00%, 3/15/35	AAA	1,000,000	1,176,070
NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. E, 5.00%, 2/15/44	AAA	3,500,000	4,001,725
NY State Energy Research & Dev. Auth. Gas
Fac. FRN (Brooklyn Union Gas), Ser. A-1, NATL,
1.645%, 12/1/20	A2	3,300,000	3,261,327
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A
5.00%, 7/1/46	Baa3	1,000,000	1,097,550
5.00%, 7/1/41	Baa3	1,000,000	1,101,990
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	700,000	719,033
Ser. 205th, 5.00%, 11/15/47	Aa3	7,700,000	9,027,634
Ser. 172nd, 4.50%, 4/1/37	Aa3	1,940,000	2,058,980
			97,713,792
North Carolina (1.1%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,250,000	1,338,650
AMBAC, 6.00%, 1/1/18 (Escrowed to maturity)	AAA/F	7,000,000	7,086,660
NC State Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds (Deerfield), Ser. A, 6.00%, 11/1/33
(Prerefunded 11/1/18)	A–/F	2,345,000	2,471,911
NC State Muni. Pwr. Agy. No. 1 Rev. Bonds (Catawba
Elec.), Ser. A, 5.00%, 1/1/30	A2	345,000	360,787
			11,258,008
Ohio (2.8%)
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A,
5.00%, 2/15/41	A1	4,100,000	4,637,797
(Meldahl Hydroelectric (Green Bond)), Ser. A,
5.00%, 2/15/29	A	1,200,000	1,401,504

40 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2, 5.75%, 6/1/34	B–	$4,000,000	$3,862,560
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A
6.125%, 7/1/40	BBB–	1,000,000	1,114,230
6.00%, 7/1/35	BBB–	1,875,000	2,085,956
Hamilton Cnty., Hlth. Care Rev. Bonds (Life Enriching
Cmntys.), 5.00%, 1/1/32	BBB	1,000,000	1,081,200
Huber Heights City School Dist. G.O. Bonds (School
Impt.), 5.00%, 12/1/31	Aa2	1,100,000	1,285,042
Middleburg Heights, Hosp. Rev. Bonds (Southwest
Gen. Hlth. Ctr.), 5.00%, 8/1/47	A2	1,500,000	1,653,690
OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 1, GNMA Coll., FNMA Coll., FHMLC Coll.,
5.00%, 11/1/28	Aaa	475,000	494,627
OH State Hosp. Fac. Rev. Bonds (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,346,913
OH State Private Activity Rev. Bonds (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	1,750,000	1,946,648
OH State Tpk. Comm. Rev. Bonds (Infrastructure),
Ser. A-1, 5.25%, 2/15/33	A1	1,775,000	2,053,427
Scioto Cnty., Hosp. Rev. Bonds (Southern
OH Med. Ctr.)
5.00%, 2/15/34	A2	645,000	731,785
5.00%, 2/15/33	A2	355,000	404,359
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB/F	1,350,000	1,487,525
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB/F	145,000	155,988
Youngstown State U. Rev. Bonds, 5.00%, 12/15/25	A+	2,000,000	2,230,320
			27,973,571
Oklahoma (0.1%)
OK State Tpk. Auth. VRDN, Ser. F, 0.85%, 1/1/28	VMIG1	1,000,000	1,000,000
			1,000,000
Oregon (0.3%)
OR State G.O. Bonds, Ser. F, 5.00%, 5/1/39	Aa1	2,635,000	3,063,425
			3,063,425
Pennsylvania (5.4%)
Centre Ctny., Hosp. Auth. Rev. Bonds (Mount Nittany
Med. Ctr.), Ser. A, 5.00%, 11/15/41	A	500,000	558,190
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.25%, 1/1/19	BBB+/F	1,465,000	1,531,511
(Presbyterian Homes Oblig. Group), Ser. A,
5.15%, 1/1/18	BBB+/F	665,000	671,244
(Diakon Lutheran Social Ministries), 5.00%, 1/1/33	BBB+/F	1,000,000	1,114,910
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	120,000	134,430
(Diakon Lutheran Social Ministries), 5.00%, 1/1/31	BBB+/F	100,000	112,640

Tax Exempt Income Fund 41

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A
5.00%, 6/1/36	A1	$510,000	$578,116
5.00%, 6/1/34	A1	640,000	730,675
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/29	Baa3	500,000	543,745
East Stroudsburg, Area School Dist.
G.O. Bonds, AGM
5.00%, 9/1/27	Aa3	5,430,000	5,514,274
5.00%, 9/1/27 (Prerefunded 3/1/18)	Aa3	70,000	71,166
Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst
College), 5.50%, 3/15/38 (Prerefunded 9/15/18)	BBB–	1,275,000	1,328,614
Geisinger, Auth. Rev. Bonds (Geisinger Hlth. Syst.),
Ser. A-2, 5.00%, 2/15/39	Aa2	1,000,000	1,149,010
Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5.25%, 7/1/42	AA–	3,250,000	3,321,955
PA State Higher Edl. Fac. Auth. Rev. Bonds (U.
of Sciences Philadelphia), 5.00%, 11/1/42	A3	1,500,000	1,633,650
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	1,200,000	1,252,176
PA State Pub. School Bldg. Auth. Rev. Bonds (School
Dist. Philadelphia)
5.00%, 4/1/24	A2	1,000,000	1,105,210
5.00%, 4/1/23	A2	1,000,000	1,107,450
PA State Tpk. Comm. Rev. Bonds
Ser. A-1, 5.00%, 12/1/46	A1	1,200,000	1,354,464
Ser. A, 5.00%, 12/1/44	A1	5,245,000	5,876,813
Ser. B-1, 5.00%, 6/1/42	A3	1,725,000	1,939,987
Ser. A, 5.00%, 12/1/38	A1	2,250,000	2,550,375
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/27	A2	1,250,000	1,489,738
PA State U. Rev. Bonds
Ser. A, 5.00%, 9/1/42	Aa1	5,515,000	6,480,290
Ser. B, 5.00%, 9/1/35	Aa1	1,000,000	1,164,380
Ser. B, 5.00%, 9/1/34	Aa1	1,000,000	1,168,260
Philadelphia, Gas Wks. Rev. Bonds
5.00%, 8/1/32	A	1,000,000	1,147,590
5.00%, 8/1/31	A	1,000,000	1,152,890
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	3,000,000	3,255,660
Pittsburgh, G.O. Bonds
5.00%, 9/1/36	A1	500,000	580,520
Ser. B, 5.00%, 9/1/25	A1	2,500,000	2,862,975
4.00%, 9/1/33	A1	500,000	529,805
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	550,000	654,110
			54,666,823

42 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Puerto Rico (—%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5.50%, 5/15/39	Ba1	$100,000	$100,101
			100,101
Rhode Island (0.4%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,123,370
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,250,000	3,318,218
			4,441,588
South Carolina (1.9%)
Myrtle Beach, Tax Allocation Bonds (Myrtle Beach
Air Force Base Redev.)
5.00%, 10/1/29	A2	1,000,000	1,164,350
5.00%, 10/1/28	A2	425,000	498,891
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	A1	6,000,000	6,834,720
Ser. A, 5.50%, 12/1/54	A1	2,000,000	2,262,360
Ser. A, 5.00%, 12/1/50	A1	5,000,000	5,457,800
Ser. A, 5.00%, 12/1/25	A1	750,000	883,973
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. E,
5.25%, 12/1/55	A1	1,970,000	2,214,300
			19,316,394
Tennessee (0.4%)
TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A,
5.25%, 9/1/20	A3	4,000,000	4,426,880
			4,426,880
Texas (11.5%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Uplift
Ed.), Ser. A, PSFG
5.00%, 12/1/33	AAA	1,575,000	1,859,162
4.00%, 12/1/31	AAA	365,000	397,963
Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95%, 5/15/33	BBB	1,100,000	1,156,166
Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.90%, 5/1/38	BBB	3,450,000	3,546,290
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	650,000	722,963
Clifton, Higher Ed. Fin. Corp. Rev. Bonds (IDEA
Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	375,000	429,814
PSFG, 4.00%, 8/15/31	AAA	2,000,000	2,194,740
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	5,530,000	6,377,030
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	2,000,000	2,318,960
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	2,000,000	2,160,160
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	5,000,000	5,819,750
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/28	Baa3	1,300,000	1,410,422

Tax Exempt Income Fund 43

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Texas cont.
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (The
Methodist Hosp.), Ser. C-1, 0.88%, 12/1/24	A-1+	$7,050,000	$7,050,000
Houston, Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 7/1/25	A+	3,500,000	3,937,535
Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,357,963
Houston, Util. Syst. Rev. Bonds
Ser. D, 5.00%, 11/15/39	Aa2	2,285,000	2,600,947
Ser. A, 5.00%, 11/15/33	AA	4,500,000	4,987,935
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A, 6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	1,700,000	1,862,214
Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds
5.00%, 5/15/40	A	750,000	851,438
5.00%, 5/15/33	A	150,000	172,626
5.00%, 5/15/32	A	850,000	983,102
Matagorda Cnty., Poll. Control Rev. Bonds (Dist. No.
1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	2,250,000	2,522,768
Mission, Econ. Dev. Corp. Solid Waste Disp.
Mandatory Put Bonds (1/2/18) (Republic Svcs., Inc.),
Ser. A, 1.10%, 1/1/20	A–2	2,600,000	2,600,000
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	750,000	786,420
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	1,085,000	1,202,484
North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6.50%, 1/1/43	A1	9,700,000	12,233,931
(1st Tier), Ser. A, 6.00%, 1/1/25	A1	640,000	647,795
(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll.,
6.00%, 1/1/25 (Prerefunded 1/1/18)	AAA/P	4,560,000	4,615,906
(1st Tier), Ser. A, 5.625%, 1/1/33	A1	370,000	374,170
(1st Tier), Ser. A, NATL, 5.125%, 1/1/28	A1	615,000	620,449
Ser. D, AGC, zero %, 1/1/28	AA	11,620,000	8,556,271
Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	46,000	989
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	700,000	15,050
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	525,000	11,288
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	91,000	1,957
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	1,490,000	32,035
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	250,000	305,198
San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5.25%, 7/1/32	AA	1,415,000	1,418,707
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/21), Ser. B, 2.00%, 2/1/33	Aa2	1,500,000	1,522,305
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Trinity Terrace), Ser. A-1, 5.00%, 10/1/44	BBB+/F	1,000,000	1,066,770

44 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)
5.25%, 11/15/27	A/F	$560,000	$562,761
5.25%, 11/15/27 (Prerefunded 11/15/17)	AAA/P	440,000	442,169
5.25%, 11/15/22	A/F	1,400,000	1,406,902
5.25%, 11/15/22 (Prerefunded 11/15/17)	AAA/P	1,100,000	1,105,423
5.00%, 11/15/46	A/F	1,600,000	1,802,928
5.00%, 11/15/37	A/F	750,000	856,110
TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 6.875%, 12/31/39	Baa2	1,650,000	1,834,487
TX State G.O. Bonds
5.00%, 4/1/44	Aaa	5,000,000	5,693,600
(Trans. Comm.-Mobility Fund), 4.00%, 10/1/32	Aaa	1,000,000	1,078,200
TX State Indl. Dev. Corp. Rev. Bonds (Arco Pipelines
Co.), 7.375%, 10/1/20	A1	4,000,000	4,712,680
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/29	A3	2,475,000	2,772,297
Victoria, Util. Syst. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 5.00%, 12/1/27 (Prerefunded 12/1/17)	AA–	3,960,000	3,985,027
			116,984,257
Utah (0.1%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	1,000,000	1,015,740
			1,015,740
Vermont (0.1%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds (U.
of VT Med. Ctr.), Ser. A
5.00%, 12/1/36	A3	500,000	563,960
5.00%, 12/1/35	A3	500,000	565,975
			1,129,935
Virginia (2.4%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5.00%, 5/1/23	A2	1,535,000	1,618,934
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	650,000	727,552
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (VA United Methodist Homes, Inc.)
5.00%, 6/1/25	BB+/P	410,000	441,336
5.00%, 6/1/23	BB+/P	445,000	483,831
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929%, 8/23/27	AA	11,900,000	13,612,648
VA State Small Bus. Fin. Auth. Rev. Bonds (Express
Lanes, LLC), 5.00%, 7/1/34	BBB	1,200,000	1,304,904
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	6,100,000	6,490,400
			24,679,605

Tax Exempt Income Fund 45

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value
Washington (2.4%)
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	$1,000,000	$1,118,650
Seattle, Muni. Light & Pwr. Rev. Bonds, Ser. C,
4.00%, 9/1/47	Aa2	4,000,000	4,210,727
WA State COP, Ser. A, 5.00%, 7/1/34	Aa2	4,480,000	5,311,085
WA State G.O. Bonds
Ser. A-1, 5.00%, 8/1/37	Aa1	1,580,000	1,840,874
Ser. 17-A, 5.00%, 8/1/35	Aa1	5,000,000	5,897,750
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22) (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 1.927%, 1/1/42	A	2,500,000	2,508,200
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,250,000	1,374,988
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,636,070
WA State Hsg. Fin. Comm. 144A Rev. Bonds (Bayview
Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	389,779
			24,288,123
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB
(Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	1,000,000	1,096,090
			1,096,090
Wisconsin (0.6%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB	1,000,000	1,113,740
WI State Rev. Bonds, Ser. A, U.S. Govt. Coll., 6.00%,
5/1/27 (Prerefunded 5/1/19)	AAA/P	330,000	355,384
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	3,000,000	3,225,870
(Three Pillars Sr. Living), 5.00%, 8/15/28	A/F	1,040,000	1,162,366
			5,857,360
Wyoming (0.5%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin
Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	3,000,000	3,194,940
WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A,
5.50%, 1/1/33 (Prerefunded 1/1/18)	A2	1,410,000	1,425,736
			4,620,676
Total municipal bonds and notes (cost $952,504,975)			$1,005,711,505

PREFERRED STOCKS (0.4%)*		Shares	Value
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, $5.00 cum. pfd.		1,575,000	$1,622,250
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, $5.75 cum. pfd.		2,000,000	2,102,700
Total preferred stocks (cost $3,575,000)			$3,724,950

TOTAL INVESTMENTS
Total investments (cost $956,079,975)			$1,009,436,455

46 Tax Exempt Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,015,064,781.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	16.1%
Health care	14.5
State debt	14.1
Transportation	13.5

Tax Exempt Income Fund 47

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,005,641,667	$69,838
Preferred stocks	—	3,724,950	—
Totals by level	$—	$1,009,366,617	$69,838

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

48 Tax Exempt Income Fund

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $956,079,975)	$1,009,436,455
Cash	4,459,420
Interest and other receivables	13,506,578
Receivable for shares of the fund sold	148,182
Receivable for investments sold	3,389,559
Prepaid assets	36,346
Total assets	1,030,976,540

LIABILITIES
Payable for investments purchased	1,300,000
Payable for purchases of delayed delivery securities (Note 1)	11,109,997
Payable for shares of the fund repurchased	1,351,153
Payable for compensation of Manager (Note 2)	368,575
Payable for custodian fees (Note 2)	7,093
Payable for investor servicing fees (Note 2)	121,893
Payable for Trustee compensation and expenses (Note 2)	606,705
Payable for administrative services (Note 2)	4,363
Payable for distribution fees (Note 2)	533,179
Distributions payable to shareholders	317,844
Other accrued expenses	190,957
Total liabilities	15,911,759
Net assets	$1,015,064,781

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$977,115,429
Undistributed net investment income (Notes 1 and 6)	1,685,780
Accumulated net realized loss on investments (Notes 1 and 6)	(17,092,908)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	53,356,480
Total — Representing net assets applicable to capital shares outstanding	$1,015,064,781

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($894,934,542 divided by 103,694,519 shares)	$8.63
Offering price per class A share (100/96.00 of $8.63)*	$8.99
Net asset value and offering price per class B share ($6,785,784 divided by 786,075 shares)**	$8.63
Net asset value and offering price per class C share ($40,251,215 divided by 4,652,741 shares)**	$8.65
Net asset value and redemption price per class M share ($7,352,730 divided by 849,034 shares)	$8.66
Offering price per class M share (100/96.75 of $8.66)†	$8.95
Net asset value, offering price and redemption price per class Y share
($65,740,510 divided by 7,598,893 shares)	$8.65

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 49

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Interest income	$39,756,527
Total investment income	39,756,527

EXPENSES
Compensation of Manager (Note 2)	4,145,322
Investor servicing fees (Note 2)	686,401
Custodian fees (Note 2)	14,348
Trustee compensation and expenses (Note 2)	56,403
Distribution fees (Note 2)	2,300,352
Administrative services (Note 2)	28,765
Other	433,229
Total expenses	7,664,820
Expense reduction (Note 2)	(47,315)
Net expenses	7,617,505

Net investment income	32,139,022

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	16,178,931
Net unrealized depreciation of securities in unaffiliated issuers during the year	(42,292,449)
Net loss on investments	(26,113,518)

Net increase in net assets resulting from operations	$6,025,504

The accompanying notes are an integral part of these financial statements.

50 Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$32,139,022	$35,178,359
Net realized gain (loss) on investments	16,178,931	(106,719)
Net unrealized appreciation (depreciation) of investments	(42,292,449)	16,982,188
Net increase in net assets resulting from operations	6,025,504	52,053,828
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,364,499)	(160,137)
Class B	(10,188)	(1,286)
Class C	(60,786)	(6,550)
Class M	(10,041)	(1,206)
Class Y	(78,425)	(7,278)
From tax-exempt net investment income
Class A	(28,426,891)	(31,407,890)
Class B	(171,392)	(206,477)
Class C	(958,988)	(1,042,257)
Class M	(198,935)	(212,776)
Class Y	(1,849,355)	(1,686,567)
Increase from capital share transactions (Notes 4 and 6)	23,845,091	44,379,312
Total increase (decrease) in net assets	(3,258,905)	61,700,716

NET ASSETS
Beginning of year	1,018,323,686	956,622,970
End of year (including undistributed net investment
income of $1,685,780 and $1,860,663, respectively)	$1,015,064,781	$1,018,323,686

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	ments	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
September 30, 2017	$8.86	.29	(.22)	.07	(.30)	(.30)	—	$8.63	.88	$894,935	.78[c]	3.40	35
September 30, 2016	8.70	.32	.15	.47	(.31)	(.31)	—	8.86	5.54	910,921	.77[d]	3.59[d]	21
September 30, 2015	8.80	.34	(.10)	.24	(.34)	(.34)	—	8.70	2.78	870,134.75		3.83	16
September 30, 2014	8.44	.35	.35	.70	(.34)	(.34)	—[e,f]	8.80	8.49	903,820.75		4.03	6
September 30, 2013	9.08	.35	(.65)	(.30)	(.34)	(.34)	—	8.44	(3.37)	963,579.74		3.89	10
Class B
September 30, 2017	$8.86	.24	(.22)	.02	(.25)	(.25)	—	$8.63	.24	$6,786	1.41[c]	2.76	35
September 30, 2016	8.70	.26	.16	.42	(.26)	(.26)	—	8.86	4.87	6,876	1.40[d]	2.96[d]	21
September 30, 2015	8.80	.28	(.09)	.19	(.29)	(.29)	—	8.70	2.13	7,141	1.38	3.20	16
September 30, 2014	8.44	.29	.36	.65	(.29)	(.29)	—[e,f]	8.80	7.81	7,516	1.38	3.41	6
September 30, 2013	9.08	.29	(.64)	(.35)	(.29)	(.29)	—	8.44	(3.99)	9,093	1.37	3.26	10
Class C
September 30, 2017	$8.88	.22	(.22)	—[e]	(.23)	(.23)	—	$8.65	.09	$40,251	1.56[c]	2.62	35
September 30, 2016	8.72	.25	.15	.40	(.24)	(.24)	—	8.88	4.70	40,983	1.55[d]	2.80[d]	21
September 30, 2015	8.81	.27	(.09)	.18	(.27)	(.27)	—	8.72	2.08	33,963	1.53	3.05	16
September 30, 2014	8.46	.28	.34	.62	(.27)	(.27)	—[e,f]	8.81	7.51	31,947	1.53	3.25	6
September 30, 2013	9.10	.28	(.65)	(.37)	(.27)	(.27)	—	8.46	(4.13)	36,599	1.52	3.12	10
Class M
September 30, 2017	$8.89	.27	(.22)	.05	(.28)	(.28)	—	$8.66	.59	$7,353	1.06[c]	3.11	35
September 30, 2016	8.73	.29	.16	.45	(.29)	(.29)	—	8.89	5.22	6,768	1.05[d]	3.30[d]	21
September 30, 2015	8.82	.31	(.08)	.23	(.32)	(.32)	—	8.73	2.59	6,179	1.03	3.55	16
September 30, 2014	8.47	.32	.35	.67	(.32)	(.32)	—[e,f]	8.82	8.04	6,553	1.03	3.75	6
September 30, 2013	9.11	.32	(.64)	(.32)	(.32)	(.32)	—	8.47	(3.64)	6,537	1.02	3.62	10
Class Y
September 30, 2017	$8.88	.31	(.22)	.09	(.32)	(.32)	—	$8.65	1.09	$65,741	.56[c]	3.60	35
September 30, 2016	8.72	.34	.15	.49	(.33)	(.33)	—	8.88	5.75	52,776	.55[d]	3.79[d]	21
September 30, 2015	8.81	.36	(.09)	.27	(.36)	(.36)	—	8.72	3.11	39,206.53		4.06	16
September 30, 2014	8.46	.36	.35	.71	(.36)	(.36)	—[e,f]	8.81	8.59	38,575.53		4.24	6
September 30, 2013	9.10	.37	(.65)	(.28)	(.36)	(.36)	—	8.46	(3.15)	27,268.52		4.11	10

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes one-time merger costs of 0.01% as a percentage of average net assets.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

The accompanying notes are an integral part of these financial statements.

52 Tax Exempt Income Fund	Tax Exempt Income Fund 53

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

54 Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of

Tax Exempt Income Fund 55

the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2017, the fund had a capital loss carryover of $14,947,569 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the July 21, 2017 mergers, the fund acquired $918,263 in capital loss carryovers. This amount includes $122,822 of capital loss carryovers acquired in connection with the fund’s acquisition of Putnam Arizona Tax Exempt Income Fund and $795,441 of capital loss carryovers acquired in connection with the fund’s acquisition of Putnam Michigan Tax Exempt Income Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers and the expiration dates are:

	Loss carryover
Short-term	Long-term	Total	Expiration
$252,194	$—	$252,194	*
13,617,607	N/A	13,617,607	September 30, 2018
1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,471,222 recognized during the period between November 1, 2016 and September 30, 2017 to its fiscal year ending September 30, 2018, a portion of which could be subject to limitations imposed by the Code.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from market discount, and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $816,098 to increase undistributed net investment income, $1,167,229 to decrease paid-in capital and $351,131 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

56 Tax Exempt Income Fund

Unrealized appreciation	$55,886,356
Unrealized depreciation	(3,203,993)
Net unrealized appreciation	52,682,363
Undistributed ordinary income	968,169
Undistributed tax-exempt income	1,035,455
Capital loss carryforward	(14,947,569)
Post-October capital loss deferral	(1,471,222)
Cost for federal income tax purposes	$956,754,092

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.435% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Tax Exempt Income Fund 57

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$612,477	Class M	4,708
Class B	4,560	Class Y	37,560
Class C	27,096	Total	$686,401

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $47,315 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $674, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,838,315
Class B	1.00%	0.85%	53,768
Class C	1.00%	1.00%	375,602
Class M	1.00%	0.50%	32,667
Total			$2,300,352

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $40,905 and $209 from the sale of class A and class M shares, respectively, and received $555 and $534 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

58 Tax Exempt Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$315,995,722	$384,484,107
U.S. government securities (Long-term)	—	—
Total	$315,995,722	$384,484,107

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	5,660,478	$45,405,246	11,673,645	$102,921,223
Shares issued in connection with
reinvestment of distributions	2,941,442	25,169,448	3,012,367	26,574,539
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	3,813,068	32,948,719	—	—
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	6,475,964	55,958,802	—	—
	18,890,952	159,482,215	14,686,012	129,495,762
Shares repurchased	(18,027,385)	(154,301,891)	(11,854,653)	(104,367,373)
Net increase	863,567	$5,180,324	2,831,359	$25,128,389

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	27,953	$4,158,402	131,741	$1,161,989
Shares issued in connection with
reinvestment of distributions	18,970	162,336	20,455	180,433
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	65,324	564,597	—	—
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	86,559	748,126	—	—
	198,806	5,633,461	152,196	1,342,422
Shares repurchased	(188,745)	(1,618,002)	(196,699)	(1,736,734)
Net increase (decrease)	10,061	$4,015,459	(44,503)	$(394,312)

Tax Exempt Income Fund 59

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	556,528	$4,463,873	1,315,212	$11,629,032
Shares issued in connection with
reinvestment of distributions	99,505	853,191	95,012	840,284
Shares issued in connection with the
merger of The Putnam Arizona Tax
Exempt Income Fund	273,762	2,371,165	—	—
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	436,196	3,778,072	—	—
	1,365,991	11,466,301	1,410,224	12,,469,316
Shares repurchased	(1,329,213)	(11,377,725)	(688,970)	(6,109,276)
Net increase	36,778	$88,576	721,254	$6,360,040

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	68,488	$605,639	116,579	$1,028,704
Shares issued in connection with
reinvestment of distributions	23,183	199,050	23,216	205,521
Shares issued in connection with the
merger of The Putnam Arizona Tax
Exempt Income Fund	102,445	888,239	—	—
Shares issued in connection with the
merger of The Putnam Michigan Tax
Exempt Income Fund	25,673	222,595	—	—
	219,789	1,915,523	139,795	1,234,225
Shares repurchased	(132,275)	(1,127,792)	(86,180)	(761,810)
Net increase	87,514	$787,731	53,615	$472,415

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,540,070	$21,240,785	2,571,688	$22,749,891
Shares issued in connection with
reinvestment of distributions	177,088	1,519,767	154,398	1,366,247
Shares issued in connection with the
merger of The Putnam Arizona Tax
Exempt Income Fund	357,256	3,094,480	—	—
Shares issued in connection with the
merger of The Putnam Michigan Tax
Exempt Income Fund	1,146,861	9,933,877	—	—
	4,221,275	35,788,909	2,726,086	24,116,138
Shares repurchased	(2,566,556)	(22,015,908)	(1,277,818)	(11,303,358)
Net increase	1,654,719	$13,773,001	1,448,268	$12,812,780

60 Tax Exempt Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class M	1,195	0.1%	$10,349

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Acquisition of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund

The purpose of the transaction was to combine three Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On July 24, 2017, the fund issued 3,813,068, 65,324, 273,762, 102,445 and 357,256 class A, class B, class C, Class M and class Y shares, respectively, for 3,615,613, 62,038, 259,930, 97,264 and 339,108 class A, class B, class C, class M and class Y shares of the Putnam Arizona Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Arizona Tax Exempt Income Fund, with a fair value of $39,698,551 and an identified cost of $37,245,661 at July 21, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Arizona Tax Exempt Income Fund on July 21, 2017, were $913,284,406 and $39,867,200, respectively. On July 21, 2017, Putnam Arizona Tax Exempt Income Fund had undistributed net investment income of $20, accumulated net realized loss of $725,853 and unrealized appreciation of $2,452,890.

Also on July 24, 2017, the fund issued 6,475,964, 86,559, 436,196, 25,673 and 1,146,861 class A, class B, class C, Class M and class Y shares, respectively, for 6,127,537, 81,986, 413,429, 24,347 and 1,085,725 class A, class B, class C, class M and class Y shares of the Putnam Michigan Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Michigan Tax Exempt Income Fund, with a fair value of $69,896,048 and an identified cost of $66,941,311 at July 21, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Michigan Tax Exempt Income Fund on July 21, 2017, were $913,284,406 and $70,641,472, respectively. On July 21, 2017, Putnam Michigan Tax Exempt Income Fund had distributions in excess of net investment income of $523, accumulated net realized loss of $948,936 and unrealized appreciation of $2,954,738.

The aggregate net assets of the fund immediately following the acquisition were $1,023,793,078.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Tax Exempt Income Fund.

Assuming the acquisition had been completed on October 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$34,943,517
Net gain(loss) on investments	$(29,097,901)
Net Increase (decrease) in net assets resulting from operations	$5,845,616

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Tax Exempt Income Fund 61

Federal tax information (Unaudited)

The fund has designated 95.40% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

62 Tax Exempt Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Tax Exempt Income Fund 63

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64 Tax Exempt Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Tax Exempt Income Fund 65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

66 Tax Exempt Income Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Tax Exempt Income Fund 67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares.

A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN041 308157 11/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$70,959	$10,000*	$7,187	$ —
September 30, 2016	$64,343	$ —	$7,000	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,187 and $7,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$ —	$ —	$ —
September 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017